ASSETMARK FINANCIAL HOLDINGS, INC. 2019 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AWARD NOTICE AND AGREEMENT
This Stock Appreciation Right Award Notice and Agreement (the “Notice and Agreement”) is made as of the Date of Grant set forth below, by and between AssetMark Financial Holdings, Inc. (the “Company”) and the individual recipient (the “Recipient”) named in the Stock Appreciation Right Award Notice in Part I of this Notice and Agreement (the “Notice”). Except as otherwise indicated, any capitalized term used but not defined in this Notice and Agreement shall have the meaning ascribed to such term in the AssetMark Financial Holdings, Inc. 2019 Equity Incentive Plan (as it may be amended from time to time, the “Plan”).
I.STOCK APPRECIATION RIGHT AWARD NOTICE
Recipient:    ###PARTICIPANT_NAME###
Address:                ###HOME_ADDRESS###

The Company has awarded to the Recipient a number of Stock Appreciation Rights (“SARs”) with respect to the Company’s common stock, $0.001 par value per share, (the “Common Stock”) subject to the terms and conditions of the SAR Agreement attached hereto, as follows:
Date of Grant:                ###GRANT_DATE###
Vesting Commencement Date:        ###ALTERNATIVE_VEST_BASE_DATE###
Strike Price per SAR:    ###GRANT_PRICE###
Total Number of SARs:            ###TOTAL_AWARDS###
Form of Payment:    ###PAYMENT METHOD###
Expiration Date:    ###EXPIRY_DATE###
Vesting Schedule:
The SARs will vest and become exercisable, in whole or in part, according to the following vesting schedule:
The SARs shall become vested and exercisable as to one-fourth of the SARs on each of the first four anniversaries of the vesting commencement date, subject to optionee’s continued employment or service with the Company on each such date.

###VEST_SCHEDULE_TABLE###

II.AGREEMENT
1.Award of SARs.
(a)The Board of Directors of the Company hereby awards to the Recipient named in the Stock Appreciation Right Award Notice in Part I of this Notice and Agreement (the “Notice”), the total number of Stock Appreciation Rights (the “SARs”) set forth in the Notice with respect to shares of Common Stock, effective as of the Date of Grant set forth in the Notice (the “Grant Date”), at the exercise price per SAR set forth in the Notice (the “Exercise Price”), and subject to the terms and conditions of this Agreement in Part II of this Notice and Agreement (the “Agreement”). Each SAR entitles the Recipient to receive, upon exercise, an amount equal to the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise, over (b) the Exercise Price set forth above (such excess per SAR, the “Appreciation Value”).

The SARs are being granted pursuant to the terms of the AssetMark Financial Holdings, Inc. 2019 Equity Incentive Plan (as it may be amended from time to time, the “Plan”).
(b)Consideration. The grant of the SARs is made in consideration of the services to be rendered by the Recipient to the Company.
(c)No Rights as Stockholder. The Recipient of the SARs shall have no rights as a stockholder with respect to any shares of Common Stock covered by a SAR and shall have none of the rights or privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of SARs subject to this Notice.
2.Exercise; Vesting.
(a)Right to Exercise. These SARs shall vest and become exercisable during their term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Agreement.
(b)When to Exercise. Except as otherwise provided in the Plan or this Agreement, the Recipient (or in the case of exercise after the Recipient’s death or incapacity, the Recipient’s executor, administrator, heir or legatee, as the case may be) may exercise his or her vested SARs, in whole or in part, at any time after vesting and until the Expiration Date or earlier termination pursuant to Section 3 hereof, by following the procedures set forth in this Section 2. If partially exercised, the Recipient (or his or her executor, administrator, heir or legatee) may exercise the remaining unexercised portion of the SARs at any time after vesting and until the Expiration Date or earlier termination pursuant to Section 3 hereof. In no event shall the SARs be exercisable after the Expiration Date set forth in the Notice (the “Expiration Date”), at which time the SARs (whether vested or unvested) shall immediately terminate.
(c)Method of Exercise. These SARs shall be exercisable by (i) delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which sets forth the number of SARs being exercised (the “Exercised SARs”), together with any additional documents the Company may require or (ii) such other manner and pursuant to such procedures as the Committee or the Company may provide. Each exercise must satisfy whatever then-current procedures apply to the SARs and must contain such representations as the Company requires. The number of SARs indicated in the Exercise Notice shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice, together with any applicable tax withholding.
(d)Documentation of Right to Exercise. If someone other than the Recipient exercises the SARs, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the SARs.
(e)Date of Exercise. The SARs shall be deemed to be exercised on the business day that the Company receives a fully executed exercise notice. If the notice is received after business hours on such date, then the SARs shall be deemed to be exercised on the business date immediately following the business date such notice is received by the Company.
3.Termination of Service.
(a)Termination for Reasons Other Than Cause, Death, Disability, Retirement or a Qualifying Termination in connection with a Change in Control. If the Recipient experiences a Termination of Service for any reason other than Cause, death, Disability, Retirement (as defined below) or a Qualifying Termination (as defined below) in connection with a Change in Control, then (i) any portion of the SARs that is not vested as of the date of such Termination from Service shall terminate upon such Termination from Service and (ii) the Recipient may exercise the vested portion of the SARs, but only within such period of time ending on the earlier of: (A) the date 90 (ninety) days following the Termination of Service or (B) the Expiration Date.
(b)Termination for Cause. If the Recipient experiences a Termination of Service for Cause, the SARs (whether vested or unvested) shall immediately terminate and cease to be exercisable.

(c)Termination due to Disability. If the Recipient experiences a Termination of Service as a result of the Recipient’s Disability, 100% of any then unvested portion of the SARs shall vest as of the date of such Termination of Service and the Recipient may exercise any then outstanding portion of the SARs, but only within such period of time ending on the earlier of: (i) the date 12 months following the Termination of Service or (ii) the Expiration Date.
(d)Termination due to Death. If the Recipient experiences a Termination of Service as a result of the Recipient’s death, 100% of any then unvested portion of the SARs shall vest as of the date of such Termination of Service and any then outstanding portion of the SARs may be exercised by the Recipient’s estate, by a person who acquired the right to exercise the SARs by bequest or inheritance or by the person designated to exercise the SARs upon the Recipient’s death, but only within the time period ending on the earlier of: (i) the date 12 months following the Termination of Service or (ii) the Expiration Date.
(e)Termination due to Retirement. If the Recipient experiences a Termination of Service as a result of the Recipient’s retirement that occurs at a time when the Recipient has attained an age of 60 years or higher and has provided service to the Company or Affiliates for at least 10 years (“Retirement”), then (i) a prorated portion of any then unvested SARs scheduled to vest on the first vesting date following the Termination of Service described in the Vesting Schedule shall vest as of the date of such Termination of Service, with such proration based on the number of days of service during the period ending on such vesting date and beginning on the most recent prior vesting date described in the Vesting Schedule (or, if none, the Vesting Commencement Date set forth in the Notice), (ii) any portion of the SARs that is not vested as of the date of such Termination from Service shall terminate upon such Termination from Service and (iii) the Recipient may exercise the vested portion of the SARs, but only within such period of time ending on the earlier of: (A) the date 90 (ninety) days following the Termination of Service or (B) the Expiration Date.
(f)Termination due to Qualifying Termination in connection with a Change in Control. If the Recipient experiences a Termination of Service as a result of the Recipient’s involuntary Termination of Service, including a termination by the Company (or a successor) without Cause or by the Recipient for Good Reason (as defined below) on or within one year following the effective date of a Change in Control (either, a “Qualifying Termination”), then 100% of any then unvested portion of the SARs shall vest as of the date of such Termination of Service and any then outstanding portion of the SARs may be exercised by the Recipient, but only within such period of time ending on the earlier of: (A) the date 90 (ninety) days following the Termination of Service or (B) the Expiration Date.
For purposes of this Section 3 only, “Good Reason” shall mean (a) If the Recipient is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Recipient’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Recipient describing the applicable circumstances (which notice must be provided by the Recipient within ninety (90) days of the Recipient’s knowledge of the applicable circumstances): (i) any material, adverse change in the Recipient’s duties, responsibilities, authority, title, status or reporting structure or (ii) a material reduction in the Recipient’s base salary or bonus opportunity.
4.Form of Payment. Upon the exercise of all or a portion of the SARs, the Recipient shall be entitled to a payment in the form of Cash, as set forth in the Notice, with a value equal to the Appreciation Value of the SARs being exercised, less any amounts withheld pursuant to Section 8.
5.Restrictions on Exercise. These SARs may not be exercised until such time as such exercise, the issuance of cash upon such exercise and the method of payment of consideration would not constitute a violation of any applicable law or applicable policy of the Company (or the Parent or Subsidiary). Recipient acknowledges that, although these SARs are to be settled in cash, these SARs may nevertheless be subject to the Company’s policies regarding the Company’s securities, including, without limitation, the Company’s policies regarding insider trading and Section 16 of the Exchange Act.

6.Non-Transferability of SARs. These SARs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Recipient only by Recipient. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Recipient.
7.Term. These SARs may be exercised only within the term set out in the Notice, and may be exercised during such term only in accordance with the terms of this Agreement.
8.Tax Obligations.
(a)Tax Withholding. Recipient agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Recipient) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the exercise of the SARs and the Company (or the Parent or Subsidiary employing or retaining Recipient) shall have the right and is hereby authorized to withhold from the payment or from any other compensation or amount owing to the Recipient (in cash, Shares or other property, as the case may be) as may be necessary in the opinion of the Company (or the Parent or Subsidiary employing or retaining Recipient) to satisfy all such taxes and requirements.
(b)Code Section 409A. Notwithstanding any provision of this Agreement to the contrary, these SARs are intended to be exempt from Code Section 409A; provided, that the Company does not guarantee to Recipient any particular tax treatment of the SARs. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on Recipient by Code Section 409A or any damages for failing to comply with Code Section 409A.
9.Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and Recipient. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.
10.No Guarantee of Continued Service. RECIPIENT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SARS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING RECIPIENT) AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THESE SARS. RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE RIGHT OF THE RECIPIENT OR THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING RECIPIENT) TO TERMINATE RECIPIENT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Recipient hereby accepts the SARs subject to all of the terms and provisions of this Agreement. RECIPIENT HAS REVIEWED THIS AGREEMENT IN ITS ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS AGREEMENT. Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement. Recipient further agrees to notify the Company upon any change in the residence address indicated below.
RECIPIENT        ASSETMARK FINANCIAL HOLDINGS, INC.

______________________        By: /s/ Ted Angus
Signature
______________________        Name: Ted Angus

Print Name        Title: EVP and General Counsel
###HOME_ADDRESS###
Address

_____________________
Email Address

###ACCEPTANCE_DATE###

EXHIBIT A
ASSETMARK FINANCIAL HOLDINGS, INC.
SARS EXERCISE NOTICE
AssetMark Financial Holdings, Inc.
1655 Grant Street, 10th Floor
Concord, CA 94520
Attention: Corporate Secretary
1.Exercise of SARs. Effective as of today, ________________, ____, the undersigned (“Recipient”) hereby elects to exercise ________________ shares of Recipient’s SARs (the “SARs”) with respect to the common stock, par value $0.001 per share (the “Common Stock”) of AssetMark Financial Holdings, Inc. (the “Company”) under and pursuant to the Stock Appreciation Right Award Notice and Agreement by and between the Company and the Recipient dated as of _____________ (the “SAR Notice and Agreement”).
2.Delivery of Payment. Recipient herewith delivers to the Company any and all withholding taxes due in connection with the exercise of the SARs.
3.Representations of Recipient. Recipient acknowledges that Recipient has received, read and understood the SAR Notice and Agreement and agrees to abide by and be bound by its terms and conditions.
4.Tax Consultation. Recipient understands that Recipient may suffer adverse tax consequences in connection with the exercise of the SARs. Recipient represents that Recipient has consulted with any tax consultants Recipient deems advisable in connection with the exercise of the SARs and that Recipient is not relying on the Company for any tax advice.
5.Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Recipient and his or her heirs, executors, administrators, successors and assigns.
6.Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Recipient or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.
7.Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.
8.Entire Agreement. The SAR Notice and Agreement is incorporated herein by reference. This Exercise Notice and the SAR Notice and Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and Recipient.
Submitted by:        Accepted by:
RECIPIENT        ASSETMARK FINANCIAL HOLDINGS, INC.

Signature        By

Print Name        Print Name

                                Title
###HOME_ADDRESS###        Address:

            Date Received